UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 17, 2006

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                            Lakeland Industries, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                   0-15535                      13-3115216
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(State or other jurisdiction       (Commission                  (IRS Employer
       of incorporation)           File Number)              Identification No.)

                 701-7 Koehler Avenue, Ronkonkoma, NY 11779-7410
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (631) 981-9700
                                                   --------------

                 711-2 Koehler Avenue, Ronkonkoma, NY 11779-7410
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item  2.02 Regulation FD Disclosure.

Item 2.02  Results of Operations and Financial Condition
      On April 17, 2006, Lakeland Industries, Inc. (the "Company") issued a press release announcing the Company's year end financial results for the reporting period ended January 31, 2006. A copy of the Company's press release is being furnished as Exhibit 99.1 to this Current Report.

Item 9.01   Financial Statements and Exhibits.
      (a) Not applicable.
      (b) Not applicable.
      (c) Exhibits. The following exhibit is being furnished herewith: 99.1) Press Release of Lakeland Industries, Inc., dated April 17, 2006.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            LAKELAND INDUSTRIES, INC.


Date:  April 17, 2006


                                            /s/ Christopher J. Ryan
                                            -----------------------
                                            Christopher J. Ryan
                                            President & CEO



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                                  EXHIBIT INDEX

Exhibit
Number                                 Description
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99.1        Lakeland Industries FY 2006 Net Income Increases 26.2%.